Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events
Subsequent Events

18.Subsequent Events

Unsecured Notes

Interest is payable on the Unsecured Notes semi-annually on May 4 and November 4 each year, with the first interest payment due on the six-month anniversary of the Note Closing Date on May 4, 2022. As of May 4, 2022, the interest payable on the Unsecured Notes was $8.8 million. In accordance with the Note Subscription Agreement, Babylon elected to satisfy 50.00% of the interest payable by the issuance of further Unsecured Notes, which were immediately consolidated and formed into a single series with the outstanding Unsecured Notes. The remaining $4.4 million of the interest payable was settled in cash.

34.Subsequent Events

Austin Office Lease

On November 1, 2021, Babylon Inc. entered into a sublease agreement for 37,883 rentable square feet of office space in Austin, Texas. The lease commenced on February 1, 2022 and shall automatically terminate on March 31, 2029. Minimum payments for the non-cancellable lease term are $16.6 million. The Company intends to use the office space as its United States headquarters and will house approximately 200 employees.

Grant of RSUs

On March 14, 2022, the Remuneration Committee of the Board of Directors granted employees RSUs under the 2021 Equity Incentive Plan, under which the holders have the rights to receive an aggregate 17,233,274 shares of the Company’s Class A Ordinary Shares. Pursuant to the terms of the RSU awards, unvested shares are forfeited upon separation from the Company.